UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 1, 2005

                               DIODES INCORPORATED
             (Exact name of registrant as specified in its charter)

             Delaware                       1-5740                95-2039518
   (State or other jurisdiction          (Commission          (I.R.S. Employer
 of incorporation or organization)       File Number)        Identification No.)

               3050 East Hillcrest Drive
             Westlake Village, California                             91362
       (Address of principal executive offices)                    (Zip Code)

                                 (805) 446-4800
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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

Item 7.01. Regulation FD Disclosure.

      The 2005 annual meeting of the stockholders (the "Annual Meeting") of Diodes Incorporated (the "Company") will be held on June 1, 2005 at 9:00 a.m. (New York time) at the Doubletree Guest Suites, Times Square Room, 1568 Broadway, New York, New York.

      At the Annual Meeting, C.H. Chen will make a presentation. A copy of the presentation is attached as Exhibit 99.1 to this Report and is incorporated in this Item 7.01 by this reference.

      Mr. Chen, who has served as the President and the Chief Executive Officer of the Company since March 2000, resigned from those positions and was appointed as the Vice Chairman of the Company's Board of Directors, effective as of June 1, 2005. Dr. Keh-Shew Lu, who has served as a director of the Company since 2001, has been appointed as the President and the Chief Executive Officer of the Company, effective as of June 1, 2005.

      The information contained, or incorporated by reference, in this Item 7.01 is being furnished will not be treated as "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in Item 7.01 of this Report. The furnishing of the information in this Item 7.01 is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Report contains is material investor information that is not otherwise publicly available.

Item 9.01. Financial Statements and Exhibits.

      (c)   Exhibits.

          Exhibit
           Number                          Description
           ------                          -----------

            99.1 Presentation by C.H. Chen at the annual meeting of stockholders to be held on June 1, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              DIODES INCORPORATED


Date: June 1, 2005                            By /s/ Carl C. Wertz
                                                 --------------------------
                                                 Carl C. Wertz,
                                                 Chief Financial Officer


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

                                  EXHIBIT INDEX

   Exhibit
    Number                          Description
    ------                          -----------

    99.1 Presentation by C.H. Chen at the annual meeting of stockholders to be held on June 1, 2005.


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